UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Courtney R. Taylor

Emerging Markets Growth Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM Annual report for the year ended June 30, 2018

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets may be subject to risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
2	20 largest equity holdings
6	The value of a long-term investment
7	Investment portfolio
14	Financial statements
17	Notes to financial statements

Fellow investors:

Emerging markets stocks rose on stronger global growth and firmer commodities prices, holding onto gains as challenging conditions surfaced during the last few months of the fund’s fiscal year. Overall, the value of Emerging Markets Growth Fund increased 8.43% with dividends reinvested for the 12 months ended June 30, 2018, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), gained 7.90%.*

Market review

Emerging markets flipflopped during the reporting period. Stocks gained from July through December, helped by sustained economic growth in China, stronger prices for oil and industrial metals, and robust profits from leading technology companies. However, in early 2018 sentiment weakened as global trade tensions heightened, the U.S. dollar rallied and uncertainty related to elections in Latin America increased. Financial conditions in Argentina, Brazil and Turkey also worsened during April and May, weighing on returns for the asset class.

Chinese stocks produced the strongest gains among Asian countries, with the MSCI China IMI increasing 20.78%. Government-led stimulus measures, strong demand for property, steady consumption and export growth all helped support continued economic growth. Lately, there are signs that China’s economy is slowing as the government navigates escalating trade

*	Unless otherwise noted, country and sector returns are based on MSCI EM IMI indices, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

For periods ended June 30, 2018, with distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund (Class M shares)	–6.75%	8.43%	6.13%	4.45%	1.74%	13.16%
MSCI Emerging Markets IMI[2,3]	–6.86	7.90	5.19	4.93	2.52	10.27	[4]
MSCI Emerging Markets Index[3,5]	–6.66	8.20	5.60	5.01	2.26	10.22	[4]

[1]	Since May 30, 1986.
[2]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987, to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001, to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[3]	The indices are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Source: MSCI.
[4]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986, to December 31, 1987.
[5]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

The total annual fund operating expense ratio is 0.87% as of the most recent fiscal year-end, and is 0.89% including “acquired fund” fees and expenses.

Emerging Markets Growth Fund	1

20 largest equity holdings

	Percent of net assets as of 6/30/18	Price change for the 12 months ended 6/30/18 *
Samsung Electronics	4.5%	.8%
Taiwan Semiconductor Manufacturing	3.7	3.6
Alibaba Group Holding	3.2	31.7
AIA Group	2.8	19.7
China Overseas Land & Investment	2.5	12.6
Jiangsu Hengrui Medicine	2.2	99.2
Housing Development Finance	2.1	11.5
Galaxy Entertainment Group	2.1	27.5
MercadoLibre	2.0	19.2
Naspers	1.9	30.6
Tencent	1.9	40.4
Longfor Properties	1.8	25.4
América Móvil	1.7	4.6
Ctrip.com International	1.7	–11.6
China Resources Land	1.7	15.7
ICICI Bank	1.6	–10.5
Sberbank	1.6	39.8
Carlsberg	1.5	10.3
Ping An Insurance Group	1.4	N/A†
Shanghai Fosun Pharmaceutical	1.4	41.6
Total	43.3%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
†	Acquired during the reporting period.

tensions with the U.S. and focuses on quality of growth. Health care posted the best sector return during the period, bolstered by supportive government policies. The consumer staples and energy sectors also saw significant gains.

Indian equities rose 4.90% on signs of accelerating economic growth following the implementation of several key reforms to modernize the country’s economy and improve the business climate. However, asset quality issues at large state-owned banks, relative valuations for Indian equities compared with other developing markets, and pricing challenges in the telecommunications sector reduced gains.

Elsewhere in Asia, Taiwanese stocks advanced 6.08% and South Korean equities rose 4.20%. Both countries are key players in the global technology supply chain and benefited from strong demand for semiconductors and electronics components used in a wide range of computing devices.

Brazilian stocks were volatile, ending the 12-month period flat. Gains were strong for the nine months through March on improving commodity prices and signs Brazil was emerging from its worst recession since the 1930s. But sentiment quickly shifted due to limited progress on key fiscal reforms to help pave the way for sustainable economic growth. Worries over the upcoming presidential election also hurt. In May, Brazil’s central bank unexpectedly left interest rates unchanged, while a trucking strike that blocked highways for most of the month further intensified the selloff.

In Russia, equities gained 24.76% despite hitting a rough patch in April after the U.S. levied fresh sanctions against prominent businessmen and companies. Improving economic conditions, higher oil prices and a credit rating upgrade from Standard & Poor’s helped overall returns during the period.

Portfolio review

Several Chinese companies — all of which had very little to no presence in the benchmark index during the reporting period — were leading contributors to the portfolio on a relative basis. In the health care sector, shares of Jiangsui Hengrui Medicine rose on prospects for its cancer-fighting drugs and approval from the U.S. Food and Drug Administration to sell some of its generic drugs in the U.S., while shares of Shanghai Fosun Pharmaceutical were bolstered by demand for its drugs in the U.S. and Europe. Both companies also benefited from their broad exposure to growth in Chinese health care spending and supportive government policies intended to help develop stronger homegrown companies.

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

	Percent of net assets							MSCI EM IMI[1]	Value of holdings 6/30/18
	6/30/16	6/30/17		12/31/17		6/30/18		6/30/18	(in thousands)

Asia-Pacific
China	21.9%	24.3%		24.4%		25.9%		30.6%	$645,598
Hong Kong	7.5	6.5		7.1		8.1		—	201,667
India	10.6	11.2		11.3		11.6		9.4	289,146
Indonesia	3.7	6.0		5.2		5.0		2.0	124,954
Malaysia	1.4	.6		.5		.1		2.4	3,156
Philippines	.4	1.7		2.0		2.4		.9	61,125
Singapore	1.4	1.0		.9		.7		—	16,695
South Korea	5.3	5.6		5.7		5.1		15.1	125,936
Taiwan	7.2	7.9		5.9		5.9		12.6	147,974
Thailand	.8	1.0		.9		.3		2.3	8,336
Vietnam	—	—		—		1.3		—	31,407
	60.2	65.8		63.9		66.4		75.3	1,655,994

Latin America
Argentina	.6	—		.4		.3		—	7,999
Brazil	8.6	4.9		7.0		5.9		5.7	147,577
Chile	1.4	1.1		1.3		1.1		1.1	27,515
Mexico	4.4	3.7		2.5		2.2		2.9	54,365
Peru	.6	1.3		1.4		1.2		.4	29,610
	15.6	11.0		12.6		10.7		10.1	267,066

Eastern Europe and Middle East
Greece	—	—		—		—		.4	—
Hungary	—	—		.2		.2		.3	5,080
Oman	.2	.1		—		—		—	—
Russia	5.1	5.6		5.6		6.4		3.2	160,539
Saudi Arabia	.9	1.3		.9		.9		—	22,817
Turkey	1.9	.6		.4		.5		.8	11,200
United Arab Emirates	1.1	.4		.5		.5		.6	12,328
	9.2	8.0		7.6		8.5		5.3	211,964

Africa
South Africa	4.6	6.4		6.3		4.9		6.4	122,019
	4.6	6.4		6.3		4.9		6.4	122,019

Other markets[3]
Australia	.4	—	[2]	—	[2]	.2			3,608
Austria	.2	—		—		—			—
Canada	.5	.2		.3		—			—
Denmark	.6	1.2		1.4		1.5			37,359
France	—	—	[2]	—	[2]	—	[2]		897
Italy	.3	.2		.2		.2			4,257
Netherlands	—	—		—	[2]	—	[2]		813
Norway	—	—		.1		.1			2,862
Switzerland	.3	.4		—	[2]	—			—
United Kingdom	2.1	.8		.4		.7			16,491
United States of America	1.6	2.3		3.2		3.0			74,989
	6.0	5.1		6.0		5.7			141,276
Multinational	.1	—	[2]	—		—			—
Short-term securities and other assets less liabilities	4.3	3.7		3.6		3.8			95,032

Total net assets	100.0%	100.0%		100.0%		100.0%			$2,493,351

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Amount less than .1%.
[3]	Includes investments in companies incorporated in the region that have significant operations in emerging markets.

Emerging Markets Growth Fund	3

Meanwhile, Longfor Properties, a large Chinese real estate developer, helped boost returns. Its shares gained on strong housing demand in many cities. Company sales grew despite government-imposed buying restrictions and moves designed to cool property prices.

Hong Kong–listed insurer AIA Group, which conducts business throughout the Asia-Pacific region, was another top contributor on a relative basis, helped by a continued increase in new business, especially in China and Hong Kong. AIA also issued a favorable outlook, citing rising incomes and the rapid growth of the middle class across Asia.

Investments in casino operators Wynn Macau and Galaxy Entertainment, both listed in Hong Kong, contributed to portfolio results. Their shares were lifted by a continued rebound in Macau’s gaming revenue, which through June had increased for 23 consecutive months.

CCR, one of Latin America’s largest toll road operators, was the leading detractor on a relative basis. Its shares declined due to the overhang of an accounting investigation into alleged kickbacks for a road project; CCR has denied the allegations. The May trucking strike also weighed on the stock.

Investments in Indonesia detracted, including media giant Elang Mahkota Teknologi, retailer Matahari Department Store and automotive giant Astra International. Sentiment for Indonesian stocks weakened in the second half of the reporting period, hit by rising U.S. interest rates, a rebound in the U.S. dollar and concerns about the overall strength of Indonesia’s economy.

A below-index weighting in the information technology sector, where managers have become more cautious of valuations after strong gains for some companies, also detracted on a relative basis.

Outlook

After a strong two-year run, emerging markets stocks have hit a rough patch in recent months due to global trade disputes, new political leadership in Mexico, uncertainty over Brazil’s October election and a rebound in the dollar. Tighter U.S. monetary policy has also affected the asset class.

That said, corporate fundamentals in developing countries remain favorable. In aggregate, profits for emerging markets companies are forecast to register another year of double-digit growth, cash flows are improving and debt levels are decreasing. Valuations relative to most developed countries are also attractive on a price-to-earnings basis. Despite recent volatility, longer term trends such as the growth of mobile

	12 months ended 6/30/18		6 months ended 6/30/18
Percent change in key markets*	Expressed in U.S. dollars	Expressed in local currency	Expressed in U.S. dollars	Expressed in local currency
Asia-Pacific
China IMI	20.78%	21.28%	–1.40%	–1.10%
China A Onshore IMI	–15.34	–17.26	–20.54	–19.16
India IMI	4.90	11.19	–10.07	–3.47
Indonesia IMI	–12.91	–6.36	–17.35	–12.71
Korea IMI	4.20	1.50	–9.23	–5.50
Malaysia IMI	5.09	–1.11	–4.67	–4.85
Philippines IMI	–15.13	–10.24	–21.34	–15.91
Taiwan IMI	6.08	6.31	–1.00	1.43
Thailand IMI	8.07	5.40	–9.79	–8.29

Latin America
Brazil IMI	.00	16.12	–17.64	–4.47
Chile IMI	12.38	10.06	–11.06	–5.84
Colombia IMI	17.63	13.09	9.40	7.66
Mexico IMI	–9.49	–1.70	–2.38	–1.93
Peru IMI	28.56	28.57	4.52	4.55

Eastern Europe and Middle East
Czech Republic IMI	17.98	14.81	–.15	4.65
Greece IMI	–6.87	–9.02	–7.77	–5.15
Hungary IMI	–1.37	2.59	–15.35	–7.63
Poland IMI	–7.94	–7.06	–19.43	–13.18
Qatar IMI	2.08	1.54	5.87	5.84
Russia IMI	24.76	31.15	2.34	10.15
Turkey IMI	–24.41	–1.70	–28.29	–13.36
United Arab Emirates IMI	–5.32	–5.32	–5.73	–5.72

Africa
Egypt IMI	11.48	10.06	4.47	5.12
South Africa IMI	5.23	10.08	–15.81	–6.79

Emerging Markets Growth Fund	8.43%		–6.75%

*	The market indices, compiled by MSCI, reflect dividends net of withholding taxes. The indices are unmanaged and, therefore, have no expenses. Investors cannot invest directly in the indices. Source: MSCI.

4	Emerging Markets Growth Fund

commerce, an expanding consumer class and increasing smartphone usage look sustainable.

Portfolio managers are closely monitoring near-term risks that may create overlooked opportunities if the broader market takes a blanket macro view of the entire asset class, region or country. They further are weighing opportunities to invest in domestically oriented businesses that would be less affected by potential trade battles among leading global economies.

Managers invest on a company-by-company basis, seeking businesses that are potential beneficiaries of increasing consumer spending power, improving economies and demand for internet-connected products and services. By country, the portfolio has the highest exposure to China and India.

By sector, more than 26% of the portfolio is invested in the financials sector. Managers are primarily focused on banks in countries where economic growth looks promising, particularly non-state-owned banks in India that are growing market share and demonstrating solid credit quality. Asian-based insurers selling financial products to China’s expanding middle class are another area of emphasis.

Holdings in consumer discretionary companies — ranging from businesses involved in entertainment, travel and online discretionary services — constitute nearly 17% of the fund’s net assets. More than 18% of the portfolio is invested in the information technology sector, including companies involved in semiconductors, e-commerce and internet services.

While recent headwinds may make for bumpy conditions over the near term, we remain upbeat about potential investment opportunities we are seeing in emerging markets and look forward to reporting to you again in six months.

Sincerely,

Victor D. Kohn

President

August 21, 2018

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

Emerging Markets Growth Fund	5

The value of a long-term investment

How a $10,000 investment has grown (for the period December 31, 1987, to June 30, 2018, with distributions reinvested)

This chart shows how a $10,000 investment in Emerging Markets Growth Fund (EMGF) grew from December 31, 1987 — the inception of the MSCI Emerging Markets IMI — through June 30, 2018, the end of the fund’s latest fiscal year.

Total returns
(with all distributions reinvested for periods ended June 30, 2018)	Cumulative total returns	Average annual total returns
1 year	8.43%	8.43%
5 years	24.33	4.45
10 years	18.84	1.74

Results are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

*	Returns for the MSCI Emerging Markets Index were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987, to December 31, 2000, and with net dividends from January 1, 2001, to November 30, 2007, and using the MSCI EM IMI with net dividends thereafter. The indices are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Source: MSCI.
†	For the period December 31, 1987 (inception of the MSCI Emerging Markets Index), through June 30, 1988. EMGF began operations on May 30, 1986.

6	Emerging Markets Growth Fund

Investment portfolio June 30, 2018

Industry sector diversification	Percent of net assets

Common stocks 95.87%	Shares	Value (000)
Asia-Pacific 66.11%
China 25.89%
AAC Technologies Holdings Inc.	329,500	$4,641
Alibaba Group Holding Ltd. (ADR)[1]	428,256	79,454
Brilliance China Automotive Holdings Ltd.	2,948,000	5,321
China International Capital Corp. Ltd., Class H	11,877,600	21,165
China Merchants Bank Co., Ltd., Class H	6,057,500	22,352
China Oilfield Services Ltd., Class H	11,264,000	10,639
China Overseas Land & Investment Ltd.	19,213,950	63,307
China Pacific Insurance (Group) Co., Ltd., Class H	8,879,400	34,349
China Resources Land Ltd.	12,255,181	41,316
China Unicom (Hong Kong) Ltd.	3,482,000	4,349
Ctrip.com International, Ltd. (ADR)[1]	889,517	42,368
Haitian International Holdings Ltd.	1,381,803	3,262
Huazhu Group Ltd. (ADR)	471,600	19,802
Hutchison China MediTech Ltd.	2,818	171
Hutchison China MediTech Ltd. (ADR)	277,067	8,351
IMAX China Holding, Inc.	3,199,488	9,746
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	2,241,005	9,437
JD.com, Inc., Class A (ADR)	16,718	651
Jiangsu Hengrui Medicine Co., Ltd.	4,869,796	55,686
Longfor Properties Co. Ltd.	16,334,613	44,034
Midea Group Co., Ltd., Class A	1,230,389	9,698
Noah Holdings Ltd., Class A (ADR)	462,500	24,119
Ping An Insurance (Group) Co. of China, Ltd., Class H	3,833,000	35,274
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	6,286,094	34,493
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	5,016,800	13,844
Tencent Holdings Ltd.	951,700	47,769
		645,598

Hong Kong 8.09%
AIA Group Ltd.	8,121,800	71,015
Galaxy Entertainment Group Ltd.	6,769,000	52,414
Goodbaby International Holdings Ltd.	3,764,000	2,279
Hong Kong Exchanges and Clearing Ltd.	149,100	4,485
MGM China Holdings, Ltd.	2,466,000	5,721
Minth Group Ltd.	2,037,369	8,608
NagaCorp Ltd.	6,814,000	6,201
Sands China Ltd.	1,523,200	8,144
WH Group Limited	2,956,455	2,408
Wynn Macau, Ltd.	8,889,816	28,611
Xin Point Holdings Ltd.	17,775,000	11,781
		201,667

Emerging Markets Growth Fund	7

	Shares	Value (000)
India 11.29%
Bharti Airtel Ltd.	4,055,797	$22,610
CRISIL Ltd.	91,272	2,397
Godrej Consumer Products Ltd.	1,149,833	20,570
HDFC Bank Ltd.[2]	849,822	26,154
HDFC Bank Ltd. (ADR)	200	21
Housing Development Finance Corp. Ltd.	1,887,556	52,567
ICICI Bank Ltd.[1]	4,898,951	19,692
ICICI Bank Ltd. (ADR)[1]	2,445,770	19,639
IDFC Bank Ltd.	5,424,427	3,076
IndusInd Bank Ltd.[2]	1,117,558	31,998
Info Edge (India) Ltd.	542,141	9,387
ITC Ltd.	631,861	2,455
Kotak Mahindra Bank Ltd.	620,520	12,163
Maruti Suzuki India Ltd.	51,328	6,612
Nestlé India Ltd.	24,666	3,532
Oracle Financial Services Software Ltd.[1]	9,803	583
Piramal Enterprises Ltd.	264,439	9,789
Quess Corp Ltd.	556,972	9,276
Steel Authority of India Ltd.	3,535,322	4,283
Tata Steel Ltd.	1,217,166	10,086
TeamLease Services Ltd.	337,211	14,592
		281,482

Indonesia 5.01%
Astra International Tbk PT	60,182,600	27,718
Bank Central Asia Tbk PT	11,535,800	17,288
Bank Mandiri (Persero) Tbk PT, Series B	21,893,708	10,466
Bank Rakyat Indonesia (Persero) Tbk PT	58,556,000	11,605
Elang Mahkota Teknologi Tbk PT	44,422,400	27,745
Matahari Department Store Tbk PT	22,843,700	14,028
PT Surya Citra Media Tbk	92,624,500	13,315
Semen Indonesia (Persero) Tbk PT	5,609,300	2,789
		124,954

Malaysia 0.13%
Bumi Armada Bhd.	17,705,088	3,156

Philippines 2.45%
Ayala Corp.	694,340	11,970
Bank of the Philippine Islands	7,937,789	13,163
Bloomberry Resorts Corp.	106,914,200	19,533
International Container Terminal Services, Inc.	11,363,408	16,459
		61,125

Singapore 0.67%
Yoma Strategic Holdings Ltd.	61,477,805	16,695

South Korea 5.05%
Hugel, Inc.[1]	593	256
Hyundai Motor Co.	98,434	11,084
NAVER Corp.	483	331
Samsung Electronics Co., Ltd.	2,186,303	91,513
Samsung Electronics Co., Ltd. (GDR)[3]	18,002	18,812
Samsung Electronics Co., Ltd., nonvoting preferred	42,300	1,429
Shinhan Financial Group Co., Ltd.	64,635	2,511
		125,936

Taiwan 5.94%
Catcher Technology Co., Ltd.	880,000	9,842
CTCI Corp.	5,613,100	8,984
Delta Electronics, Inc.	99,521	357
E.SUN Financial Holding Co., Ltd.	395,262	276
MediaTek Inc.	3,210,000	31,586
Taiwan Semiconductor Manufacturing Co., Ltd.	13,096,094	92,996
Vanguard International Semiconductor Corp.	1,718,000	3,933
		147,974

8	Emerging Markets Growth Fund

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
Thailand 0.33%
Central Pattana PCL, foreign registered	3,959,400	$8,336

Vietnam 1.26%
Vinhomes JSC[1]	6,415,060	31,407

Total Asia-Pacific		1,648,330

Latin America 10.71%
Argentina 0.32%
Grupo Financiero Galicia SA, Class B	5	—	[4]
Loma Negra Compania Industrial Argentina SA (ADR)[1]	779,579	7,999
		7,999

Brazil 5.92%
CCR SA, ordinary nominative	6,990,989	18,254
Centro de Imagem Diagnosticos SA	3,325,200	11,222
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	8,457,990	15,931
Cielo SA, ordinary nominative	730,600	3,114
Estre Ambiental Inc.[2,3]	739,920	5,801
Hypera SA, ordinary nominative	3,197,400	22,778
IRB Brasil Resseguros SA	531,500	6,630
Lojas Americanas SA, ordinary nominative	1,151,677	3,848
Lojas Americanas SA, preferred nominative	1,922,000	8,267
Nexa Resources SA	766,900	9,026
OdontoPrev SA, ordinary nominative	187,300	632
Omega Geracao SA	813,500	3,400
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	212,200	2,128
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	613,100	5,420
Vale SA, ordinary nominative	1,492,853	19,101
Vale SA, ordinary nominative (ADR)	937,993	12,025
		147,577

Chile 1.10%
Enel Américas SA	9,065,191	1,591
Enel Américas SA (ADR)	848,691	7,477
Inversiones La Construcción SA	1,158,398	18,447
		27,515

Mexico 2.18%
América Móvil, SAB de CV, Series L (ADR)	2,551,235	42,504
Banco del Bajio, SA	3,212,000	6,686
Controladora Vuela Compañía de Aviación, SAB de CV, ordinary participation certificates, Class A	677,200	344
Fibra Uno Administración, SA de CV REIT	1,123,934	1,632
Fomento Económico Mexicano, SAB de CV	363,200	3,199
		54,365

Peru 1.19%
Credicorp Ltd.	131,528	29,610

Total Latin America		267,066

Eastern Europe and Middle East 8.50%
Hungary 0.20%
Wizz Air Holdings PLC[1]	106,929	5,080

Kingdom of Saudi Arabia 0.92%
Al Rajhi Banking and Investment Corp., non-registered shares[2]	52,600	1,213
Savola Group Co.[2]	2,173,234	21,604
		22,817

Russian Federation 6.44%
Aeroflot - Russian Airlines PJSC	3,862,058	8,597
Alrosa PJSC	18,530,207	29,506
Baring Vostok Capital Fund IV Supplemental Fund, LP1,2,5,6,7,8	39,302,641	18,960
Baring Vostok Private Equity Fund IV, LP1,2,5,6,7,8	22,311,128	13,090
Detsky Mir PJSC	1,317,840	1,930

Emerging Markets Growth Fund	9

	Shares	Value (000)
Globaltrans Investment PLC (GDR)	65,601	$669
MegaFon PJSC	224,400	1,801
Moscow Exchange MICEX-RTS PJSC	8,581,547	14,837
New Century Capital Partners, LP1,2,5,6,8	5,247,900	382
Rosneft Oil Co. PJSC (GDR)	616,600	3,835
Sberbank of Russia PJSC	2,419,579	8,399
Sberbank of Russia PJSC (ADR)	2,096,600	30,264
Sistema PJSFC	2,212,280	310
TCS Group Holding PLC (GDR)[3]	145,500	3,012
TCS Group Holding PLC (GDR)	419,800	8,690
Yandex NV, Class A1	452,835	16,257
		160,539

Turkey 0.45%
Akbank TAS	6,596,333	10,798
Aktas Elektrik Ticaret AS1,2,5	4,273	—
Türkiye Petrol Rafinerileri AS	17,113	402
		11,200

United Arab Emirates 0.49%
DP World Ltd.[2]	485,755	11,181
First Abu Dhabi Bank PJSC, non-registered shares[2]	346,624	1,147
		12,328

Total Eastern Europe and Middle East		211,964

Other markets 5.65%
Australia 0.14%
Newcrest Mining Ltd.	30,752	496
Oil Search Ltd.	472,462	3,112
		3,608

Denmark 1.50%
Carlsberg A/S, Class B	317,121	37,359

France 0.04%
Edenred SA	28,375	897

Italy 0.17%
Tenaris SA (ADR)	116,992	4,257

Netherlands 0.02%
International Hospital Corp. Holding NV, Class A1,2,5,8,9	609,873	402

Norway 0.11%
Borr Drilling Ltd.	126,738	607
BW LPG Ltd.	564,046	2,255
		2,862

United Kingdom 0.66%
British American Tobacco PLC	16,900	854
PZ Cussons PLC	1,378,820	4,102
Sedibelo Platinum Mines Ltd.[1,2,5]	17,665,800	11,535
		16,491

United States 3.01%
Capital International Private Equity Fund IV, LP1,2,5,6,7,8,9	50,842,740	188
Ensco PLC, Class A	408,200	2,963
MercadoLibre, Inc.	169,812	50,762
Samsonite International SA	5,958,600	21,076
		74,989

Total Other markets		140,865

10	Emerging Markets Growth Fund

Common stocks (continued)	Shares		Value (000)
Africa 4.90%
South Africa 4.90%
AngloGold Ashanti Ltd.		42,120	$344
Barclays Africa Group Ltd.		41,998	490
Discovery Ltd.		2,456,520	26,414
JSE Ltd.		1,172,165	13,852
Mr Price Group Ltd.		183,991	3,035
MTN Group Ltd.		356,300	2,803
Naspers Ltd., Class N		189,881	48,240
Shoprite Holdings Ltd.		1,438,880	23,141
Telkom SA SOC Ltd.[1]		1,035,031	3,700
			122,019

Total common stocks (cost: $1,814,706,000)			2,390,244

Convertible stocks 0.32%
Asia-Pacific 0.31%
India 0.31%
Piramal Enterprises Ltd., convertible debenture, 7.80% 2019[2]		5,295	7,664

Other markets 0.01%
Netherlands 0.01%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,2,5,8,9]		622,354	411

Total convertible stocks (cost: $12,278,000)			8,075

Convertible bonds 0.00%	Principal amount (000)
Asia-Pacific 0.00%
China 0.00%
Fu Ji Food and Catering Services Holdings Ltd., convertible notes, 0% 2020[2,5,10]	CNY	97,700	—	[4]

Total convertible bonds (cost: $0)			—	[4]

Short-term securities 1.43%
Swedbank AB 1.85%–1.89% due 7/2/2018–7/5/2018		$35,600	35,591

Total investment securities 97.62% (cost: $1,862,578,000)			2,433,910
Other assets less liabilities 2.38%			59,441

Net assets 100.00%			2,493,351

Emerging Markets Growth Fund	11

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. Further details on these holdings and related transactions during the year ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2018 (000)
Common stocks 0.04%
Eastern Europe and Middle East 0.00%
Russian Federation 0.00%
Baring Vostok Private Equity Fund III, LP6,11	24,981,597	—	24,981,597	—	$(4,946)	$(425)	$282	$—
Other markets 0.04%
Netherlands 0.04%
International Hospital Corp. Holding NV, Class A1,2,5,8	609,873	—	—	609,873	—	—	—	402
United States 0.00%
Capital International Private Equity Fund IV, LP1,2,5,6,7,8	50,842,740	—	—	50,842,740	—	(96)	—	188
								590
Total common stocks								590
Convertible stocks 0.00%
Other markets 0.00%
Netherlands 0.00%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,2,5,8]	622,354	—	—	622,354	—	—	—	411
Total 0.04%					$(4,946)	$(521)	$282	$1,001

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $151,730,000, which represented 6.09% of the net assets of the fund. This amount includes $35,145,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $27,625,000, which represented 1.11% of the net assets of the fund.
[4]	Amount less than one thousand.
[5]	Value determined using significant unobservable inputs.
[6]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.
[7]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[9]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[10]	Scheduled interest and/or principal payment was not received.
[11]	Unaffiliated issuer at 6/30/2018.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP	10/8/2007	$32,533	$18,960	.76%
Baring Vostok Private Equity Fund IV, LP	4/25/2007	17,019	13,090	.52
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred	2/12/2007	3,504	411	.02
International Hospital Corp. Holding NV, Class A	9/25/1997	8,011	402	.02
New Century Capital Partners, LP	12/7/1995	—	382	.01
Capital International Private Equity Fund IV, LP	3/29/2005	7,098	188	.01
Total private placement securities		$68,165	$33,433	1.34%

12	Emerging Markets Growth Fund

Key to abbreviations

ADR = American Depositary Receipts

CNY = Chinese yuan renminbi

GDR = Global Depositary Receipts

See Notes to Financial Statements

Emerging Markets Growth Fund	13

Financial statements

Statement of assets and liabilities
at June 30, 2018	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,843,965)	$2,432,909
Affiliated issuers (cost: $18,613)	1,001	$2,433,910
Cash		469
Cash denominated in currencies other than U.S. dollars (cost: $51,794)		50,491
Receivables for:
Sales of investments	13,144
Sales of fund’s shares	2
Dividends	15,557	28,703
		2,513,573
Liabilities:
Payables for:
Purchases of investments	14,049
Repurchases of fund’s shares	193
Investment advisory services	1,580
Directors’ deferred compensation	2,029
Non-U.S. taxes	1,358
Other	1,013	20,222
Net assets at June 30, 2018		$2,493,351

Net assets consist of:
Capital paid in on shares of capital stock		$1,935,469
Undistributed net investment income		4,471
Accumulated net realized loss		(16,092)
Net unrealized appreciation		569,503
Net assets at June 30, 2018		$2,493,351

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares,
$.01 par value (316,698 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class M	$2,487,019	315,893	$7.87
Class F-3	6,322	804	7.87
Class R-6	10	1	7.86

See Notes to Financial Statements

14	Emerging Markets Growth Fund

Statement of operations for the year ended June 30, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,361; also includes $282 from affiliates)	$50,184
Interest (net of non-U.S. taxes of $4)	1,243	$51,427
Fees and expenses*:
Investment advisory services	19,722
Transfer agent services	20
Administrative services	2
Reports to shareholders	13
Registration statement and prospectus	79
Directors’ compensation	454
Auditing and legal	1,216
Custodian	1,141
State and local taxes	1
Other	510
Total fees and expenses before reimbursements	23,158
Less reimbursements of fees and expenses:
Miscellaneous fee	— †
Transfer agent services fee	— †
Total fees and expenses after reimbursements		23,158
Net investment income		28,269

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	295,122
Affiliated issuers	(4,946)
Forward currency contracts	(1,203)
Currency transactions	305	289,278
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(97,186)
Affiliated issuers	(96)
Forward currency contracts	558
Currency translations	(1,623)	(98,347)
Net realized gain and unrealized depreciation		190,931

Net increase in net assets resulting from operations		$219,200

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

Emerging Markets Growth Fund	15

Statements of changes in net assets
	(dollars in thousands)

	Year ended June 30
	2018	2017
Operations:
Net investment income	$28,269	$35,364
Net realized gain	289,278	74,272
Net unrealized (depreciation) appreciation	(98,347)	452,491
Net increase in net assets resulting from operations	219,200	562,127

Dividends paid to shareholders from net investment income	(30,240)	(26,132)

Net capital share transactions	(240,936)	(730,180)

Total decrease in net assets	(51,976)	(194,185)

Net assets:
Beginning of year	2,545,327	2,739,512
End of year (including undistributed net investment income and distributions in excess of net investment income:$4,471 and $(456), respectively)	$2,493,351	$2,545,327

See Notes to Financial Statements

16	Emerging Markets Growth Fund

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

The fund has three share classes consisting of two retail share classes (Classes M and F-3), and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes M* and F-3	None	None	None
Class R-6	None	None	None
*	Class M shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares redeemed — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

Emerging Markets Growth Fund	17

3. Valuation

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues.

18	Emerging Markets Growth Fund

The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2[1]	Level 3		Total
Assets:
Common stocks:
Asia-Pacific	$1,590,178	$58,152	$—		$1,648,330
Latin America	261,265	5,801	—		267,066
Eastern Europe and Middle East	144,387	35,145	32,432		211,964
Other markets	128,740	—	12,125		140,865
Africa	122,019	—	—		122,019
Convertible stocks	—	7,664	411		8,075
Convertible bonds	—	—	—	[2]	—	[2]
Short-term securities	—	35,591	—		35,591
Total	$2,246,589	$142,353	$44,968		$2,433,910

[1]	Securities with a value of $35,145,000, which represented 1.41% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading. Securities with a value of $31,998,000, which represented 1.28% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to a price adjustment to account for foreign ownership limits.
[2]	Amount less than one thousand.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended June 30, 2018 (dollars in thousands):

	Beginning value at 7/1/2017	Transfers into Level 3[3]	Purchases	Sales	Net realized (loss) gain[4]	Unrealized depreciation	Transfers out of Level 3[3]	Ending value at 6/30/2018
Private equity funds	$55,464	$—	$119	$(14,080)	$(4,946)	$(3,937)	$—	$32,620
Other securities	44,342	—	—	(28,624)	4,175	(7,545)	—	12,348
Total	$99,806	$—	$119	$(42,704)	$(771)	$(11,482)	$—	$44,968
Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2018:								$(3,331)

[3]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[4]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial

Emerging Markets Growth Fund	19

statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of June 30, 2018.

The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Investment strategy	Fair Value	Unfunded commitment*	Remaining life†	Redemption terms	Unobservable input	Range
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$32,620	$5,483	≤ 0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 15%

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

20	Emerging Markets Growth Fund

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of June 30, 2018, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $15,358,000.

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, June 30, 2018 (dollars in thousands):

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(1,203)	Net unrealized appreciation on forward currency contracts	$558

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Emerging Markets Growth Fund	21

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended June 30, 2018, the fund reclassified $5,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $6,903,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of June 30, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$19,996
Capital loss carryforward*	(20,101)
Gross unrealized appreciation on investments	721,138
Gross unrealized depreciation on investments	(160,866)
Net unrealized appreciation on investments	560,272
Cost of investments	1,873,638

*	Reflects the utilization of capital loss carryforward of $262,928. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended June 30
Share class	2018		2017
Class M	$30,206		$26,132
Class F-3*	34		—
Class R-6*	—	†	—
Total	$30,240		$26,132

*	Class F-3 and R-6 shares began investment operations on September 1, 2017.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CIInc is the fund’s investment adviser. American Funds Distributors,® Inc. (“AFD”), the fund’s principal underwriter, and American Funds Service Company® (“AFS”), the fund’s transfer agent are affiliated with CIInc. CIInc, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CIInc that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.900% on the first $400 million of average daily net assets and decreasing to 0.520% on such assets in excess of $20 billion. For the year ended June 30, 2018, the investment advisory services fee was $19,722,000, which was equivalent to an annualized rate of 0.740% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CGC, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

22	Emerging Markets Growth Fund

Administrative services — The fund has an administrative services agreement with CIInc under which the fund compensates CIInc for providing administrative services to Class F-3 and R-6 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class F-3 and R-6 shares pay an annual fee of 0.05% of their respective average daily net assets.

For the year ended June 30, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Transfer agent services		Administrative services
Class M	$20		$—
Class F-3*	—	†	2
Class R-6*	—	†	—	†
Total class-specific expenses	$20		$2

*	Class F-3 and R-6 shares began investment operations on September 1, 2017.
†	Amount less than one thousand.

Directors’ deferred compensation — Directors who were unaffiliated with CIInc may have elected to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $454,000 in the fund’s statement of operations reflects $154,000 in current fees and a net increase of $300,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CIInc, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CIInc (or funds managed by certain affiliates of CIInc) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CIInc-managed funds (or funds managed by certain affiliates of CIInc), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended June 30, 2018.

8. Committed line of credit

The fund participates with other funds managed by CIInc (or funds managed by certain affiliates of CIInc) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended June 30, 2018.

Emerging Markets Growth Fund	23

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of				Net (decrease)
	Sales*		dividends		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended June 30, 2018

Class M	$29,867	3,745	$11,039	1,325	$(288,649)	(35,949)	$(247,743)	(30,879)
Class F-3†	6,915	818	25	3	(143)	(17)	6,797	804
Class R-6†	10	1	—	—	—	—	10	1
Total net increase (decrease)	$36,792	4,564	$11,064	1,328	$(288,792)	(35,966)	$(240,936)	(30,074)

Year ended June 30, 2017
Class M	$44,229	6,735	$11,447	1,930	$(785,856)	(124,308)	$(730,180)	(115,643)

*	Includes exchanges between share classes of the fund.
†	Class F-3 & R-6 shares began investment operations on September 1, 2017.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $940,098,000 and $1,147,315,000, respectively, during the year ended June 30, 2018.

24	Emerging Markets Growth Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of year	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[2,3]
Class M:
6/30/18	$7.34	$.09	$.53	$.62	$(.09)	$—	$(.09)	$7.87	8.43%	$2,487		.87%		.87%		1.06%
6/30/17	5.92	.09	1.40	1.49	(.07)	—	(.07)	7.34	25.43	2,545		.85		.85		1.40
6/30/16	6.94	.08	(.93)	(.85)	(.17)	—	(.17)	5.92	(12.09)	2,740		.78		.78		1.44
6/30/15[5]	7.97	.08	(.71)	(.63)	(.14)	(.26)	(.40)	6.94	(7.71)	4,621		.75		.75		1.12
6/30/14	7.45	.07	.86	.93	(.10)	(.31)	(.41)	7.97	12.69	6,526		.73		.73		.88
Class F-3:
6/30/18[6,7]	7.82	.11	.03	.14	(.09)	—	(.09)	7.87	1.77 [8]	6		.88	[9]	.88	[9]	1.59	[9]
Class R-6:
6/30/18[6,7]	7.82	.07	.06	.13	(.09)	—	(.09)	7.86	1.59 [8]	—	[10]	1.07	[9]	.92	[9]	.99	[9]

	Year ended June 30
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	37%	46%	48%[11]	26%	41%

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2017, this reflects the impact of European Union tax reclaims received that resulted in a one-time increase to net investment income. If the reclaim had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower by $.02 and .34 percentage points, respectively.
[3]	This column reflects the impact, if any, of certain reimbursements from CIInc. During one of the periods shown, CIInc reimbursed a portion of miscellaneous fees and expenses and paid a portion of the fund’s transfer agent services fees.
[4]	This ratio does not include acquired fund fees and expenses.
[5]	Prior to October 31, 2014, the fund operated as an open-end interval fund, with monthly redemptions and weekly purchases.
[6]	Based on operations for a period that is less than a full year.
[7]	Class F-3 and R-6 shares began investment operations on September 1, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Amount less than $1 million.
[11]	The portfolio turnover calculation has been adjusted to exclude the value of securities acquired in connection with the fund’s acquisition of the assets of the Capital Group Emerging Markets Equity Trust (US) on November 6, 2015. Should the calculation not have been subject to such adjustment, the fund’s portfolio turnover ratio would have been 58%.

See Notes to Financial Statements

Emerging Markets Growth Fund	25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Emerging Markets Growth Fund (the “Fund”) as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the changes in its net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
August 21, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

26	Emerging Markets Growth Fund

Expense example	unaudited

As a fund shareholder, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2018, through June 30, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Emerging Markets Growth Fund	27

	Beginning account value 1/1/2018	Ending account value 6/30/2018	Expenses paid during period*	Annualized expense ratio
Class M – actual return	$1,000.00	$932.46	$3.50	.73%
Class M – assumed 5% return	1,000.00	1,021.17	3.66	.73
Class F-3 – actual return	1,000.00	932.46	4.22	.88
Class F-3 – assumed 5% return	1,000.00	1,020.43	4.41	.88
Class R-6 – actual return	1,000.00	931.28	3.83	.80
Class R-6 – assumed 5% return	1,000.00	1,020.83	4.01	.80

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2018:

Qualified dividend income	$27,385,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

28	Emerging Markets Growth Fund

Approval of Investment Advisory and Service Agreement

Emerging Markets Growth Fund’s board has approved renewal of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital International, Inc. (the “investment adviser”) through July 31, 2019. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of the investment adviser’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of the investment adviser and the Capital Group organization; the resources and systems the investment adviser devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of the investment adviser’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by the investment adviser to the fund under the agreement and other agreements. The board and the committee concluded that the nature, extent and quality of the services provided by the investment adviser have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term capital growth. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods through December 31, 2017. They reviewed the fund’s investment results measured against various indexes, including the MSCI Emerging Markets IMI Index and the Lipper Emerging Markets Funds Average for the one-year, three-year, five-year, 10-year, 15-year, 20-year and lifetime periods, placing greater emphasis on longer-term periods. The board and the committee noted that the fund had trailed the MSCI Index and Lipper Average over the five-year and 10-year periods. They further noted that the funds’ investment results were higher than or in line with the Lipper Average but lower than the MSCI Index for the 15-year and 20-year periods and higher than the MSCI Index and in line with the Lipper Average for the lifetime period. The board and the committee noted management’s assessment of the fund’s recent performance. The board and the committee concluded that although performance has lagged in certain periods, long-term performance has generally been satisfactory and that the investment adviser’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

Emerging Markets Growth Fund	29

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees were in line with or lower than those of the other relevant funds included in the Lipper Emerging Markets Funds category, and total expenses for the fund’s latest fiscal year were in line with or lower than those of most of such funds. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by the investment adviser to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by the investment adviser and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to the investment adviser by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that the investment adviser and its affiliates receive as a result of the investment adviser’s relationship with the fund, including fees for administrative services paid to the investment adviser, and possible ancillary benefits to the investment adviser and its affiliates in managing other investment vehicles and accounts. The board and the committee reviewed the investment adviser’s portfolio trading practices, noting the benefits the investment adviser receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees paid to the investment adviser by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding the investment adviser’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading and other administrative operations. They considered the investment adviser’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for the investment adviser’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of the Capital Group organization’s long-term profitability for maintaining the investment adviser’s independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the investment adviser’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between the investment adviser and fund shareholders.

30	Emerging Markets Growth Fund

Board of directors and other officers

Independent directors1

Name, year of birth and position with fund	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Joseph C. Berenato, 1946	2016	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None

Richard G. Capen Jr.,1934	2016	Corporate director and author	10	None

Vanessa C. L. Chang, 1952	2016	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.

H. Frederick Christie, 1933	2016	Private investor	10	None

Richard G. Newman, 1934 Chairman of the Board (Independent and Non-Executive)	2016	Founder and Chairman Emeritus, AECOM Technology Corporation (global engineering, consulting and professional technical services)	10	None

Interested director5

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Paul F. Roye, 1953 Vice Chairman of the Board	2016	Director, Capital Research and Management Company;[6] Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company[6]	11	None

Emerging Markets Growth Fund	31

Other officers

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund
Victor D. Kohn, 1957 President	1996	President and Director, Capital International, Inc.;
Partner — Capital International Investors, Capital Research and Management Company;[6]
		Partner — Capital International Investors, Capital Bank and Trust Company[6]
Shaw B. Wagener, 1959 Senior Vice President	1997	Chairman of the Board, Capital International, Inc.;
Partner — Capital International Investors,
Capital Research and Management Company;[6]
Chairman of the Board, Capital Group International, Inc.;[6]
		Director, Capital Group Private Markets, Inc.[6]
Timothy W. McHale, 1978 Vice President	2016	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company;[7] Secretary, American Funds Distributors, Inc.[6]
F. Chapman Taylor, 1959 Vice President	2011	Partner — Capital International Investors, Capital Research and Management Company[6]
Courtney R. Taylor, 1975 Secretary	2016	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company,[6] Secretary, Capital Guardian Trust Company[6]
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company[6]
Susan K. Countess, 1966 Assistant Secretary	2016	Associate — Fund Business Management Group, Capital Research and Management Company[6]
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company[6]

The fund’s statement of additional information (SAI) includes further details about fund directors. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures, and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling (800) 421-4989.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling (800) 421-4989. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital International, Inc. or its affiliates.
[4]	This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or affiliated entities (including the fund’s principal underwriter).
[6]	Company affiliated with Capital International, Inc.

32	Emerging Markets Growth Fund

Offices of the fund and of the investment adviser

Capital International, Inc.
11100 Santa Monica Boulevard
Los Angeles, CA 90025-3302

333 South Hope Street
Los Angeles, CA 90071-1406

400 South Hope Street
Los Angeles, CA 90071-2801

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

If used as sales material after September 30, 2018, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing. Fund shares offered through American Funds Distributors, Inc.

Lit. No. MFGEARX-015-0818P (NLS)     Printed in USA TAG/CG-IRV/6391-S66296
© 2018 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4989 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	EMGF

Registrant:
a) Audit Fees:

2017	$146,000
2018	$150,000

b) Audit-Related Fees:
2017	None
2018	None

c) Tax Fees:
2017	$14,000
2018	$23,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	None
2018	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $14,000 for fiscal year 2017 and $23,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the Emerging Markets Growth Fund, Inc.’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the Emerging Markets Growth Fund, Inc.’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Principal Executive Officer

Date: August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Principal Executive Officer

Date: August 31, 2018

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: August 31, 2018